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EXHIBIT 10.13
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Intercontinental Bank
8211 West Broward Blvd.
Plantation, Florida 33324

October 5, 1994

Mr. William Wilkerson
Chairman & CEO
BCT International, Inc.
3000 N.E. 30th Place
Fifth Floor
Fort Lauderdale, Florida 33306

Dear Bill:

Intercontinental Bank has agreed to lend BCT International, Inc. under the following terms and conditions:

BORROWER:  BCT International, Inc.;

GUARANTOR:  William A. Wilkerson

AMOUNT:  $200,000;

TYPE:  Advised line of credit, subject to bank approval for each draw requested;

INTEREST RATE:  Citibank prime rate plus 1.5%, floating;

FEES AND COSTS:  Out of Pocket expenses;

MATURITY:    July 1, 1995;

COLLATERAL:  Unsecured

REPORTING REQUIREMENTS: Borrower will provide 10Q's and 10K's at issue time, and analysis of accounts receivable on a quarterly basis;

COMMITMENT EXPIRATION: This commitment must be executed and returned to the undersigned not later than October 11, 1994, or this commitment will be null and void.;

LOAN CLOSING: This loan must be closed by November 1, 1994 or this commitment executed will be null and void.

Please return a copy of this commitment with an original signature to the undersigned at your earliest convenience.

Sincerely yours,


John R. Morris
Vice President
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Terms and conditions as hereinabove written agreed to this 6th day of October,
1994.

BCT International, Inc.


William A. Wilkerson
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William A. Wilkerson, Chairman/CEO

Guarantor:


William A. Wilkerson
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William A. Wilkerson



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